Exhibit 99.1

News Release

Contacts:	Nancy C. Lee	Jim Finn
	Investor Relations	Corporate Communications
	Oracle Corporation	Oracle Corporation
	(650) 506-4073	(212) 521-4805

ORACLE REPORTS EPS OF 10 CENTS, UP FROM 8 CENTS LAST YEAR
Database New Software License Sales Up 19%, Net Income Up 16%, EPS Up 18%

     Redwood Shores, Calif., September 14, 2004— Today, Oracle Corporation announced that first quarter earnings per share increased 18% to $0.10, compared to the first quarter last year. Net income grew 16% to $509 million while revenues were up 7% to $2.2 billion compared to the first quarter last year.

     Quarterly software revenues were up 12% to $1.7 billion with new software license sales up 7% to $563 million, and software license updates and product support up 14% to $1.2 billion. First quarter operating margin rose to 32% versus 30% last year.

     “Since we introduced our database for grid computing, Oracle 10g, our database new license sales have grown 16%, 15% and 19% in the last three quarters, respectively,” said Oracle CEO Larry Ellison. “Database grids mark a new generation of much faster and more reliable database technology that runs on groups of low cost PC servers. Oracle is first to market with database grid technology and our database sales are trending up.”

     “Trailing twelve-month operating income and margin were at an all time high at $3.961 billion and 38.5%, respectively,” said Oracle CFO Harry L. You. “This new level of performance reflects Oracle’s continued success in providing customers with innovative and integrated software solutions and services.”

     Oracle is the world’s largest enterprise software company. For more information about Oracle, including supplemental financial information, please call Investor Relations at (650) 506-4073 or visit Oracle on the web at www.oracle.com/investor.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: Information in this release relating to Oracle’s future prospects, which are “forward-looking statements” are subject to certain risks and uncertainties that could cause actual results to differ materially, including, but not necessarily limited to, the following: (1) Economic, political and market conditions could adversely affect purchasing decisions for computer software and services throughout the world. The war on terrorism and the potential for other hostilities in various parts of the world continue to contribute to a climate of economic and political uncertainty that could adversely affect revenues. Delays in closing of transactions, reductions in size of individual transactions without an offsetting increase in volume, delays in product

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delivery, or a decline in our renewal rates for software license updates and product support can cause quarterly revenues and income to fall short of anticipated levels. (2) Management’s ability to forecast revenues and control expenses, especially on a quarterly basis, continues to be a challenge. An unexpected decline in revenues without a corresponding and timely slowdown in expense growth could have a material adverse effect on results of operations. (3) Oracle continues to introduce new or enhanced versions of its products and services, such as Oracle Database 10g, Oracle Application Server 10g, Oracle E-Business Suite, Oracle Collaboration Suite, Oracle Customer Data Hub and Oracle On Demand. The market acceptance and contribution to Oracle’s revenues of these new versions or products and services cannot be assured. (4) Oracle periodically has made changes to its pricing model and sales organization, which could lead to a decline or delay in sales as its sales force and customers adjust to the new pricing policies and organizational changes. Intense competition in the various markets in which Oracle competes may also put pressure on Oracle to reduce prices. (5) The market for Oracle’s products is intensely competitive and is characterized by rapid technological advances and frequent new product introductions. There can be no assurances that Oracle will continue to introduce new products and new versions of existing products that keep pace with technological developments, satisfy increasingly sophisticated customer requirements and achieve market acceptance. All information set forth in this release is current as of September 14, 2004. Oracle undertakes no duty to update any statement in light of new information or future events. For further information regarding risks and uncertainties associated with Oracle’s business, please refer to the “Risk Factors” section of Oracle Corporation’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or Oracle’s Investor Relations website at http://www.oracle.com/investor.

ORACLE CORPORATION

Q1 FISCAL 2005 FINANCIAL RESULTS
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share data)

	Three Months Ended August 31,				% Increase	% Increase (Decrease)
		% of		% of	(Decrease)	in Local
	2004	Revenues	2003	Revenues	in US $	Currency (1)

REVENUES
New software licenses	$563	26%	$525	25%	7%	3%
Software license updates and product support	1,176	53%	1,034	50%	14%	10%

Software Revenues	1,739	79%	1,559	75%	12%	8%

Services	476	21%	513	25%	(7%)	(10%)

Total Revenues	2,215	100%	2,072	100%	7%	3%

OPERATING EXPENSES
Sales and marketing	480	22%	464	22%	3%	0%
Software license updates and product support	136	6%	121	6%	12%	8%
Cost of services	419	19%	442	22%	(5%)	(9%)
Research and development	312	14%	298	14%	5%	4%
General and administrative (2)	153	7%	131	6%	17%	14%

Total Operating Expenses	1,500	68%	1,456	70%	3%	0%

OPERATING INCOME	715	32%	616	30%	16%	11%
Net investment gains related to equity securities (3)	—	0%	36	2%	*	*
Other income, net (4)	23	1%	12	0%	92%	83%

INCOME BEFORE TAXES	738	33%	664	32%	11%	7%

Provision for income taxes	229	10%	224	11%	2%	0%

NET INCOME	$509	23%	$440	21%	16%	10%

EARNINGS PER SHARE
Basic	$0.10		$0.08		18%
Diluted	$0.10		$0.08		18%
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	5,154		5,230		(1%)
Diluted	5,241		5,347		(2%)

* not meaningful

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior year period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rate in effect on the last day of the prior fiscal year, rather than the actual exchange rates in effect during the current period. The United States dollar weakened relative to major international currencies in the three months ended August 31, 2004 compared with the corresponding prior year period, contributing 4 percentage points of revenue growth, 3 percentage points to the increase in operating expenses, and 5 percentage points of operating income growth.

(2)	General and administrative expenses for the three months ended August 31, 2004 and August 31, 2003 include $28.5 million and $14.6 million, respectively of professional fees associated with our tender offer for PeopleSoft, Inc.

(3)	Net investment gains related to equity securities for the three months ended August 31, 2003 includes a $35.4 million gain related to the sale of all of our common shares of Liberate Technologies to a third-party for approximately $83.5 million.

(4)	Other income, net for the three months ended August 31, 2003 includes $5.0 million relating to a commitment fee for a revolving credit facility associated with our tender offer for PeopleSoft, Inc.

ORACLE CORPORATION

Q1 FISCAL 2005 FINANCIAL RESULTS
CONDENSED CONSOLIDATED BALANCE SHEETS
($ in millions)

	August 31,	May 31,
	2004	2004
ASSETS
Current Assets:
Cash and cash equivalents	$3,349	$4,138
Short-term investments	6,096	4,449
Trade receivables, net	1,233	2,012
Deferred tax assets	305	301
Other current assets	294	436

Total Current Assets	11,277	11,336

Non-Current Assets:
Property, net	1,057	1,068
Deferred tax assets	52	92
Other assets	302	267

Total Non-Current Assets	1,411	1,427

TOTAL ASSETS	$12,688	$12,763

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Current portion of long-term debt	$9	$9
Accounts payable	222	191
Income taxes payable	956	950
Other current liabilities	1,278	1,625
Deferred revenues	1,782	1,497

Total Current Liabilities	4,247	4,272

Non-Current Liabilities:
Long-term debt	163	163
Deferred tax liabilities	12	59
Other long-term liabilities	250	274

Total Non-Current Liabilities	425	496

Stockholders’ Equity	8,016	7,995

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$12,688	$12,763

ORACLE CORPORATION

Q1 FISCAL 2005 FINANCIAL RESULTS
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
($ in millions)

	Three Months Ended
	August 31,
	2004	2003
Cash Flows From Operating Activities:
Net income	$509	$440
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	44	50
Amortization of intangible assets	9	11
Net investment gains related to equity securities	—	(36)
Deferred income taxes	(11)	(26)
Minority interests in income	9	5
Changes in assets and liabilities:
Decrease in trade receivables	747	544
Decrease in other assets	139	109
Decrease in accounts payable and other current liabilities	(335)	(183)
Increase in income taxes payable	25	130
Increase in deferred revenues	278	228

Net cash provided by operating activities	1,414	1,272

Cash Flows From Investing Activities:
Purchases of investments	(3,546)	(2,471)
Proceeds from maturities and sale of investments	1,923	1,068
Capital expenditures	(34)	(76)
Increase in other assets	(2)	(12)

Net cash used for investing activities	(1,659)	(1,491)

Cash Flows From Financing Activities:
Payments for repurchase of common stock	(543)	(200)
Proceeds from issuance of common stock	27	41
Distributions to minority interests	(26)	(21)

Net cash used for financing activities	(542)	(180)

Effect of exchange rate changes on cash and cash equivalents	(2)	(98)

Net decrease in cash and cash equivalents	(789)	(497)

Cash and cash equivalents at beginning of period	4,138	4,737

Cash and cash equivalents at end of period	$3,349	$4,240

ORACLE CORPORATION

Q1 FISCAL 2005 FINANCIAL RESULTS
FREE CASH FLOW – TRAILING TWELVE MONTHS (1)
($ in millions)

	Fiscal 2004				Fiscal 2005
	Q1 (2)	Q2 (2)	Q3 (2)	Q4	Q1 (3)	Q2	Q3	Q4

GAAP Operating Cash Flow	$3,087	$3,185	$3,016	$3,208	$3,350
Capital Expenditures(4)	(324)	(319)	(347)	(189)	(147)

Free Cash Flow	$2,763	$2,866	$2,669	$3,019	$3,203

% Growth	(5)%	(2)%	(12)%	9%	16%

GAAP Net Income	$2,404	$2,486	$2,550	$2,682	$2,751
Free Cash Flow as a % of Net Income	115%	115%	105%	113%	116%

(1) We believe reporting free cash flow provides more visibility to our ability to generate cash. We believe that this measure is also useful to investors as one of the bases for comparing our operating performance with our competitors. We evaluate free cash flow over a trailing twelve month period versus on a quarterly basis as we manage our business on an annual basis. Free cash flow is not a measure of financial performance under U.S. generally accepted accounting principles and should not be considered in isolation or as an alternative to net income as an indicator of our performance, or as an alternative to cash flows from operating activities as a measure of liquidity. The reconciliation of free cash flow to GAAP operating cash flow is provided above. Certain prior period balances have been reclassified to conform to the current period presentation.

(2) Capital expenditures included $168.3 million related to the purchase of land and office buildings previously leased in the fourth quarter of fiscal 2003.

(3) The first quarter of fiscal 2005 had 15% growth in free cash flow over the first quarter of fiscal 2004 and 271% in free cash flow as a percent of GAAP net income.

	Q1 FY05	Q1 FY04
GAAP Operating Cash Flow	$1,414	$1,272
Capital Expenditures	(34)	(76)

Free Cash Flow	$1,380	$1,196

% Growth	15%	0%

GAAP Net Income	$509	$440
Free Cash Flow as a % of Net Income	271%	272%

(4) Represents capital expenditures as reported in cash flows from investing activities of our cash flow statements presented in accordance with U.S. generally accepted accounting principles.

ORACLE CORPORATION

Q1 FISCAL 2005 FINANCIAL RESULTS
SUPPLEMENTAL ANALYSIS OF OPERATIONS, GEOGRAPHIC REVENUES AND HEADCOUNT (1)
(in millions, except per share & headcount data)

	Fiscal 2004					Fiscal 2005
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL

OPERATIONS
REVENUES
New software licenses	$525	$855	$847	$1,313	$3,541	$563				$563
Software license updates and product support	1,034	1,114	1,176	1,205	4,529	1,176				1,176

Software Revenues	1,559	1,969	2,023	2,518	8,070	1,739				1,739

Consulting	397	396	374	422	1,589	355				355
Advanced product services	60	65	62	71	258	71				71
Education	56	68	50	65	239	50				50

Services Revenues	513	529	486	558	2,086	476				476

Total Revenues	2,072	2,498	2,509	3,076	10,156	2,215				2,215

OPERATING EXPENSES
Sales and marketing	464	525	527	620	2,136	480				480
Software license updates and product support	121	143	143	140	547	136				136
Cost of services	442	455	439	434	1,770	419				419
Research and development	298	323	328	328	1,278	312				312
General and administrative	131	137	145	148	561	153				153

Total Operating Expenses	1,456	1,583	1,582	1,670	6,292	1,500				1,500

OPERATING INCOME	616	915	927	1,406	3,864	715				715
Net investment gains related to equity securities	36	(4)	(2)	—	29	—				—
Other income, net	12	5	22	13	52	23				23

INCOME BEFORE TAXES	664	916	947	1,419	3,945	738				738
Provision for income taxes	224	299	312	429	1,264	229				229

NET INCOME	$440	$617	$635	$990	$2,681	$509				$509

EARNINGS PER SHARE
Basic	$0.08	$0.12	$0.12	$0.19	$0.51	$0.10				$0.10
Diluted	$0.08	$0.12	$0.12	$0.19	$0.50	$0.10				$0.10
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	5,230	5,226	5,218	5,185	5,215	5,154				5,154
Diluted	5,347	5,337	5,337	5,283	5,326	5,241				5,241

GEOGRAPHIC REVENUES
Americas	$1,042	$1,250	$1,216	$1,475	$4,983	$1,091				$1,091
Europe, Middle East & Africa	717	881	918	1,161	3,677	778				778
Asia Pacific	313	367	375	440	1,496	346				346

Total Revenues	$2,072	$2,498	$2,509	$3,076	$10,156	$2,215				$2,215

HEADCOUNT BY
GEOGRAPHIC AREA
Domestic	17,437	17,056	16,908	16,659		16,458
International	22,887	23,559	24,286	24,999		25,610

Total Company	40,324	40,615	41,194	41,658		42,068

(1)	The sum of the quarterly financial information may vary from the year-to-date financial information due to rounding.

ORACLE CORPORATION

Q1 FISCAL 2005 FINANCIAL RESULTS
ESTIMATED TOTAL PRODUCT REVENUE ANALYSIS (1)
($ in millions)

	Fiscal 2004					Fiscal 2005
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL

APPLICATIONS BUSINESS REVENUES (2)
New software licenses	$107	$137	$140	$231	$615	$69				$69
Software license updates and product support	221	238	237	239	935	238				238

Software Revenues	328	375	377	470	1,550	307				307
Services	216	212	203	233	864	190				190

Total Application Related Revenues	$544	$587	$580	$703	$2,414	$497				$497

AS REPORTED REVENUE GROWTH RATES
New software licenses	(4%)	27%	0%	(6%)	2%	(36%)				(36%)
Software license updates and product support	16%	18%	9%	3%	11%	8%				8%
Software Revenues	9%	21%	6%	(2%)	7%	(6%)				(6%)
Services	(18%)	(24%)	(20%)	(7%)	(18%)	(12%)				(12%)
Total Application Related Revenues	(4%)	(1%)	(5%)	(4%)	(3%)	(9%)				(9%)
LOCAL CURRENCY GROWTH RATES
New software licenses	(6%)	18%	(5%)	(9%)	(2%)	(38%)				(38%)
Software license updates and product support	13%	12%	4%	0%	7%	4%				4%
Software Revenues	6%	14%	0%	(4%)	3%	(9%)				(9%)
Services	(21%)	(29%)	(25%)	(10%)	(22%)	(15%)				(15%)
Total Application Related Revenues	(7%)	(6%)	(10%)	(6%)	(7%)	(11%)				(11%)

DATABASE TECHNOLOGY BUSINESS REVENUES (2)
New software licenses	$418	$718	$707	$1,082	$2,926	$494				$494
Software license updates and product support	813	876	939	966	3,594	938				938

Software Revenues	1,231	1,594	1,646	2,048	6,520	1,432				1,432
Services	297	317	283	325	1,222	286				286

Total Technology Related Revenues	$1,528	$1,911	$1,929	$2,373	$7,742	$1,718				$1,718

AS REPORTED REVENUE GROWTH RATES
New software licenses	(8%)	9%	15%	15%	10%	18%				18%
Software license updates and product support	14%	16%	19%	16%	16%	15%				15%
Software Revenues	5%	13%	17%	16%	13%	16%				16%
Services	1%	2%	(4%)	(2%)	(1%)	(4%)				(4%)
Total Technology Related Revenues	5%	11%	14%	13%	11%	12%				12%
LOCAL CURRENCY GROWTH RATES
New software licenses	(11%)	1%	7%	11%	4%	14%				14%
Software license updates and product support	9%	9%	11%	12%	10%	11%				11%
Software Revenues	1%	5%	9%	11%	7%	12%				12%
Services	(3%)	(4%)	(10%)	(5%)	(5%)	(7%)				(7%)
Total Technology Related Revenues	0%	4%	6%	9%	5%	8%				8%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	Oracle tracks new software license revenues by product. Software license updates and product support revenues, along with the services revenues shown here, represent Oracle’s estimate of revenues that relate to database technology and application license products.

ORACLE CORPORATION

Q1 FISCAL 2005 FINANCIAL RESULTS
SUPPLEMENTAL REVENUE ANALYSIS (1)
($ in millions)

	Fiscal 2004					Fiscal 2005
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL

TOTAL REVENUES
New software licenses	$525	$855	$847	$1,313	$3,541	$563				$563
Software license updates and product support	1,034	1,114	1,176	1,205	4,529	1,176				1,176

Software Revenues	1,559	1,969	2,023	2,518	8,070	1,739				1,739
Consulting	397	396	374	422	1,589	355				355
Advanced product services	60	65	62	71	258	71				71
Education	56	68	50	65	239	50				50

Services Revenues	513	529	486	558	2,086	476				476

Total Revenues	$2,072	$2,498	$2,509	$3,076	$10,156	$2,215				$2,215

AS REPORTED REVENUE GROWTH RATES
New software licenses	(7%)	12%	12%	11%	8%	7%				7%
Software license updates and product support	14%	17%	17%	13%	15%	14%				14%
Software Revenues	6%	15%	15%	12%	12%	12%				12%
Consulting	(8%)	(13%)	(13%)	(5%)	(10%)	(11%)				(11%)
Advanced product services	(6%)	2%	(2%)	6%	0%	18%				18%
Education	(13%)	(4%)	(7%)	(6%)	(7%)	(11%)				(11%)
Services Revenues	(8%)	(10%)	(11%)	(4%)	(8%)	(7%)				(7%)
Total Revenues	2%	8%	9%	9%	7%	7%				7%
LOCAL CURRENCY GROWTH RATES
New software licenses	(10%)	4%	4%	7%	3%	3%				3%
Software license updates and product support	9%	9%	10%	9%	9%	10%				10%
Software Revenues	2%	7%	8%	8%	6%	8%				8%
Consulting	(11%)	(18%)	(18%)	(8%)	(14%)	(13%)				(13%)
Advanced product services	(10%)	(4%)	(6%)	3%	(4%)	14%				14%
Education	(15%)	(11%)	(16%)	(10%)	(13%)	(14%)				(14%)
Services Revenues	(12%)	(16%)	(17%)	(7%)	(13%)	(10%)				(10%)
Total Revenues	(2%)	1%	2%	5%	2%	3%				3%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

ORACLE CORPORATION

Q1 FISCAL 2005 FINANCIAL RESULTS
SUPPLEMENTAL GEOGRAPHIC NEW SOFTWARE LICENSE REVENUES ANALYSIS (1) (2)
($ in millions)

	Fiscal 2004					Fiscal 2005
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL

AMERICAS
Database technology	$162	$299	$254	$420	$1,135	$197				$197
Applications	41	76	85	134	336	30				30

New Software License Revenues	$203	$375	$339	$554	$1,471	$227				$227

AS REPORTED GROWTH RATES
Database technology	(15%)	16%	3%	10%	5%	22%				22%
Applications	(32%)	46%	(1%)	6%	3%	(27%)				(27%)
New Software License Revenues	(19%)	21%	2%	9%	5%	12%				12%
LOCAL CURRENCY GROWTH RATES
Database technology	(15%)	14%	1%	10%	5%	21%				21%
Applications	(32%)	46%	(2%)	5%	3%	(27%)				(27%)
New Software License Revenues	(19%)	19%	0%	9%	4%	11%				11%

EUROPE / MIDDLE EAST / AFRICA
Database technology	$143	$263	$290	$452	$1,148	$158				$158
Applications	55	48	41	72	216	28				28

New Software License Revenues	$198	$311	$331	$524	$1,364	$186				$186

AS REPORTED GROWTH RATES
Database technology	(6%)	2%	23%	19%	12%	10%				10%
Applications	83%	17%	17%	(12%)	15%	(49%)				(49%)
New Software License Revenues	9%	4%	23%	13%	12%	(6%)				(6%)
LOCAL CURRENCY GROWTH RATES
Database technology	(15%)	(11%)	8%	12%	1%	3%				3%
Applications	65%	2%	3%	(17%)	5%	(53%)				(53%)
New Software License Revenues	(2%)	(9%)	8%	7%	1%	(12%)				(12%)

ASIA PACIFIC
Database Technology	$103	$150	$156	$201	$610	$131				$131
Applications	11	13	14	25	63	11				11

New Software License Revenues	$114	$163	$170	$226	$673	$142				$142

AS REPORTED GROWTH RATES
Database technology	8%	16%	29%	17%	18%	27%				27%
Applications	(48%)	(13%)	(26%)	(32%)	(32%)	0%				0%
New Software License Revenues	(2%)	13%	21%	8%	11%	25%				25%
LOCAL CURRENCY GROWTH RATES
Database technology	7%	8%	20%	10%	11%	21%				21%
Applications	(48%)	(25%)	(32%)	(35%)	(35%)	0%				0%
New Software License Revenues	(3%)	4%	13%	2%	4%	19%				19%

TOTAL COMPANY
Database technology	$408	$712	$700	$1,073	$2,893	$486				$486
Applications	107	137	140	231	615	69				69

New Software License Revenues	$515	$849	$840	$1,304	$3,508	$555				$555

AS REPORTED GROWTH RATES
Database technology	(7%)	11%	16%	15%	11%	19%				19%
Applications	(4%)	27%	0%	(6%)	2%	(36%)				(36%)
New Software License Revenues	(6%)	13%	13%	11%	9%	8%				8%
LOCAL CURRENCY GROWTH RATES
Database technology	(11%)	2%	8%	11%	4%	14%				14%
Applications	(6%)	18%	(5%)	(9%)	(2%)	(38%)				(38%)
New Software License Revenues	(10%)	5%	5%	7%	3%	4%				4%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	New Software License Revenues presented exclude documentation and miscellaneous revenues.

ORACLE CORPORATION

Q1 FISCAL 2005 FINANCIAL RESULTS
CURRENCY EFFECT ON REVENUE GROWTH

	Fiscal 2004					Fiscal 2005
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2Fcst	Q3	Q4	TOTAL

Currency Effect on Revenue Growth (1)
Americas	0.50%	1.41%	1.28%	0.13%	0.80%	0.09%	(0.07%)
Europe, Middle East & Africa	11.92%	13.50%	15.01%	7.44%	11.80%	7.75%	3.64%
Asia Pacific	2.88%	9.68%	9.33%	7.24%	7.40%	5.33%	0.25%

Total Worldwide	4.06%	7.32%	7.09%	3.84%	5.56%	3.60%	1.29%

USD vs. Major Currencies (2)
Euro	1.127	1.168	1.255	1.205	1.193	1.208	1.203
British Pound	1.613	1.690	1.840	1.809	1.745	1.812	1.794
Japanese Yen	0.008	0.009	0.009	0.009	0.009	0.009	0.009

Total Worldwide	0.019	0.018	0.019	0.019	0.019	0.017	0.018

(1)	Currency exchange growth is based on blended currencies in each geographical division and their respective revenue levels.

(2)	Currency exchange rates are based on quarterly revenue levels and monthly exchange rates within the quarter.